EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                906 OF THE SARBANES-OXLEY ACT OF 2002

     I hereby certify that the Quarterly Report of Dover Petroleum Corp. on Form 10-QSB for the quarterly period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Quarterly Report fairly presents, in all material respects, the financial condition of Dover Petroleum Corp.


Date: August 19, 2002              /s/Robert Salna
                                   ----------------------------
                                   Robert Salna
                                   Chief Executive Officer




Date: August 19, 2002              /s/Allan Ibbitson
                                   ----------------------------
                                   Allan Ibbitson
                                   Chief Financial Officer